NUVEEN MULTI-ASSET INCOME FUND

SUPPLEMENT DATED SEPTEMBER 29, 2017

TO THE SUMMARY PROSPECTUS DATED JANUARY 19, 2017

The following changes are effective immediately:

1.	The third and fourth paragraphs of the section entitled “Principal Investment Strategies” are deleted and replaced with the following:

The fixed-income instruments in which the Fund may invest include debt securities of the U.S. government and other governments throughout the world (including emerging markets) as well as their agencies and instrumentalities and government-sponsored enterprises; domestic and foreign corporate debt obligations; residential and commercial mortgage-backed securities; asset-backed securities; fixed and floating rate loans, including senior loans and secured and unsecured junior loans; debt obligations of master limited partnerships (MLPs); municipal securities; certain hybrid preferred securities; and contingent capital securities. The Fund may invest in debt securities of any rating (including below-investment-grade debt securities, commonly known as “high yield” or “junk” bonds) and in debt securities that are unrated. There is no limitation on the maturities or duration of the instruments in which the Fund may invest. Duration is a measure used to estimate how much the value of a debt security will change with a given change in interest rates.

The equity securities in which the Fund may invest include those of issuers of any market capitalization located throughout the world (including the U.S. and emerging markets) and across various investment styles (e.g., growth- or value-oriented styles). These securities may include domestic common stocks; ordinary shares of non-U.S. companies; depositary receipts; traditional and certain hybrid preferred securities; convertible securities; MLPs and other partnership interests; and real estate investment trusts (REITs). The Fund intends to focus on dividend paying equity securities although it may also invest in non-dividend paying equity securities to meet its objective of capital appreciation.

2.	The section entitled “Principal Risks – Contingent Capital Security Risk” is deleted and replaced with the following:

Contingent Capital Security Risk—Contingent capital securities (sometimes referred to as “CoCos”) have loss absorption mechanisms benefitting the issuer built into their terms. Upon the occurrence of a specified trigger or event, CoCos may be subject to automatic conversion into the issuer’s common stock, which likely will have declined in value and which will be subordinate to the issuer’s other classes of securities, or to an automatic write-down of the principal amount of the securities, potentially to zero, which could result in the Fund losing a portion or all of its investment in such securities. CoCos are often rated below investment grade and are subject to the risks of high yield securities.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-MAIS-0917P